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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT ACCOUNTANTS



         We hereby consent to the incorporation by reference to the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 11, 1998, appearing on page F-1 of HighwayMaster Communications, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.




PRICEWATERHOUSECOOPERS LLP



Dallas, Texas
September 16, 1998